POWER OF ATTORNEY


     We,  the  undersigned  directors  and  officers  of Charter  National  Life
Insurance Company,  a Missouri stock life insurance  company,  hereby constitute and appoint Richard G. Petitt, John R. Petrowski and Rocco Nittoli,  and each of them  (with  power  to  each  of  them  to  act  alone),  our  true  and  lawful attorneys-in-fact  and  agents,  with full power to sign for us and in our names and in the  capacities  indicated  below,  any  and  all  amendments  (including post-effective  amendments)  to  the  Registration  Statements  filed  with  the
Securities  and  Exchange  Commission  for the  purpose of  registering  Charter
National  Variable  Annuity  Account,   established  by  Charter  National  Life
Insurance  Company  on  May  15,  1987  as a unit  investment  trust  under  the
Investment Company Act of 1940 and the variable annuity contracts issued by said separate  account  under  the  Securities  Act of  1933,  hereby  ratifying  and confirming  our  signatures as they may be signed by our said  attorneys-in-fact and agents, to said Registration Statements and any and all amendments thereto.

                  Witness our hands on the date set forth below.
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Signature                                     Date          Signature                                Date
------------------------------------ ---------------------- ------------------------------- ------------------------
_____________________                        2/__/99        ____________________                    2/__/99
/s/ Richard G. Petitt                                       /s/ Ian M. Cumming
------------------------------------ ---------------------- ------------------------------- ------------------------

_____________________                        2/__/99        ____________________                    2/26/99
/s/ Mark Hornstein                                          /s/ James E. Jordan
------------------------------------ ---------------------- ------------------------------- ------------------------

_____________________                        2/__/99        ____________________                    2/26/99
/s/ John R. Petrowski                                       /s/ Rocco Nittoli
------------------------------------ ---------------------- ------------------------------- ------------------------

_____________________                        2/__/99        ____________________                    2/__/99
/s/ Laura Ulbrandt                                          /s/ Barbara Lowenthal
------------------------------------ ---------------------- ------------------------------- ------------------------

_____________________                        2/__/99        ____________________                    2/__/99
/s/ Jesse Clyde Nichols III                                 /s/ Joseph S. Steinberg
------------------------------------ ---------------------- ------------------------------- ------------------------

_____________________                        2/__/99        ____________________                    2/26/99
/s/ Joseph A. Orlando                                       /s/ Timothy C. Sentner
